                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

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                      AMERICAN WATER WORKS COMPANY, INC.

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                               RWE Acquisition
                               Update #5

October 24, 2001

This is an update on the RWE/Thames acquisition for Associates of American
Water. Frequent updates will be distributed in the coming weeks via email.
They will then be archived, along with other materials, in the "RWE
Acquisition Update" database on Lotus Notes.

         In this Update we continue to focus on our acquisition partner Thames
Water - specifically where the company conducts business around the world, as well as in the United States.

         This first map illustrates the company's key operations worldwide.
Major projects, which are designated by a red dot, include the largest privately financed water project in the world (Ismit, Turkey) and the largest concession in the world (Jakarta, Indonesia).

         In Chile, the Thames company ESSBIO is the second largest water company in the country. It serves Chile's second largest city, Concepcion, and its surrounding region. ESSEL, another Thames business, is a fast growing water company located in Rancagua, just south of Santiago.

The Thames Water Global Presence

EDINBURGH
WALES
LONDON
WARSAW
RWE
STAMFORD
PARIS
PITTSBURGH
ISTANBUL
TOKYO
LISBON
E'TOWN
DA CHANG
HOUSTON
IZMIT
SHANGHAI
PUERTO RICO
EGYPT
HONG KONG
PATHUM THANI
BANGKOK
KUALA LUMPUR
SABAH
JOHOR
SINGAPORE
SANTIAGO
JAKARTA
RIO
MELBOURNE
ESSEL
ESSBIO
PAPKURA
ADELAIDE
BALLARAT
SOUTH AFRICA
MAFFRA
SALES OFFICE
O&M/OWN
MAJOR PROJECTS
PRODUCTS CO

Continued...

The Thames Water Operations in the United States

This map shows the current service territory of American Water, and the Thames operations in the US. In all, there are more than 900 Thames employees associated with seven businesses that, together, generate annual revenues of approximately $250 million.

PC Membrane Systems
10 employees
Cincinnati OH
(custom crossflow membrane filtration systems)
Thames Holdings Inc
13 employees
Stamford CT (development office)
E-Town Corp
539 employees
Westfield, NJ
(regulated utility)
F.B. Leopold
168 employees
Pittsburgh PA
(municipal water treatment systems)
Portacel
5 employees
Zelienople PA
(gas and liquid dosing technology)
Ashbrook Products
124 employees
Houston TX
(process systems and Advance engineered process components)
Puerto Rico
48 employees
Arecibo PR
(design, build, operate joint venture)
Current American Water service territory
Current Thames Water operations

                                    *                *                 *

         American Water Works Company, Inc. (the "Company"), RWE
Aktiengesellschaft, a company organized under the laws of the Federal Republic of Germany ("Guarantor"), Thames Water Aqua Holdings GmbH, a company organized under the laws of the Federal Republic of Germany and a wholly owned subsidiary of Guarantor ("Parent"), and Apollo Acquisition Company, a Delaware
corporation and a wholly owned subsidiary of Parent ("Sub") have entered into an Agreement and Plan of Merger, dated as of September 16, 2001, pursuant to which Sub will be merged with and into the Company with the Company surviving the merger (the "Merger"). In connection with the Merger, the Company will be filing a proxy statement with the Securities and Exchange Commission (the
"SEC"). SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT
WHEN IT BECOMES AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING
THE MERGER. Investors and security holders may obtain a free copy of the proxy statement when it becomes available and other documents filed by the Company with the SEC in connection with the Merger at the SEC's web site at
www.sec.gov. Security holders of the Company may also obtain for free a copy of the proxy statement and other documents filed with the SEC by the Company in connection with the Merger by contacting Nancy A. Macenko, Vice President
External Affairs, at (856) 566-4026.

         The Company and its subsidiaries and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in favor of the Merger. These directors include the following: Marilyn Ware, Gerald C. Smith, J. James Barr,
Henry G. Hager, Ross A. Webber, Frederick S. Kirkpatrick, Paul W. Ware, Nancy

Ware Wainwright, Ray J. Groves, Elizabeth H. Gemmill, William S. White,
Anthony P. Terracciano, William O. Albertini, Rhoda W. Cobb and Horace
Wilkins, Jr. and these officers include Joseph F. Hartnett, Jr., Daniel L.
Kelleher, W. Timothy Pohl, Robert D. Sievers, Ellen C. Wolf, Nancy A. Macenko
and James E. Harrison. Collectively, as of March 5, 2001, the directors and executive officers of the Company may be deemed to beneficially own approximately 21.9% of the outstanding shares of the Company's common stock and under 5% of the outstanding shares of the Company's Cumulative Preferred
Stock, 5% Series. Stockholders of the Company may obtain additional information regarding the interests of the participants by reading the proxy statement when it becomes available.

         Forward looking statements in this report, including, without limitation, statements relating to the Company's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the U.S. Private Securities
Litigation Reform Act of 1995. These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. These factors include, among others, the following: the success of pending applications for rate increases, inability to obtain, or to meet conditions imposed for, regulatory approval of pending acquisitions, weather conditions that tend to extremes of temperature or duration; availability, terms and development of capital; business abilities and judgment of personnel; changes in, or the failure to comply with governmental regulations, particularly those affecting the environment and water quality; competition; success of operating initiatives, advertising and promotional efforts; existence of adverse publicity or litigation; changes in business strategy or plans; quality of management; general economic and business conditions; the ability to satisfy the conditions to closing set forth in the definitive agreement; and other factors described in filings of the Company with the SEC. The Company undertakes no obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.